UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) March 12, 2010

                               Badger Meter, Inc.
               (Exact name of Registrant as Specified in Charter)


          Wisconsin                      1-6706                  39-0143280
(State or Other Jurisdiction     (Commission File Number)       (IRS Employer
        of Incorporation)                                    Identification No.)


          4545 W. Brown Deer Rd., Milwaukee, Wisconsin          53223
          (Address of Principal Executive Offices)          (Zip Code)


Registrant's telephone number, including area code: (414) 355-0400

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

     __ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     __ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     __ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2 (b))

    __ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4 (c))

Item 5.02     Departure of Directors or Certain Officers; Election of Directors;
---------     Appointment of Certain Officers; Compensatory Arrangements of
              Certain Officers.

     On March 12, 2010, Ulice Payne, Jr., a director of Badger Meter, Inc. (the "Company"), informed the Company that due to increasing business commitments, he does not intend to stand for re-election to the Company's Board of Directors at the Company's annual meeting to be held April 30, 2010. Mr. Payne will serve the remainder of his term as a director until the Company's 2010 annual meeting.



                                   SIGNATURES
                                   ----------

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                               BADGER METER, INC.



Date: March 12, 2010           By: /s/ Richard E. Johnson
                                   ------------------------------------
                                   Richard E. Johnson
                                   Senior Vice President - Finance and Treasurer Chief Financial Officer

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